                                  EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We consent to the inclusion/incorporation by reference in the Prospectus constituting part of this Registration Statement on Form SB-2 (File No. 333-__________) of our report dated February 11, 1999, on our audits of the consolidated financial statements of Suite101.com, Inc. and Subsidiaries.


                                                     N.I. Cameron Inc.  (signed)
VANCOUVER, B.C.                                      CHARTERED ACCOUNTANTS
August 18, 1999